SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.   20549



                                       FORM 8-K


                               CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF THE
                               SECURITIES EXCHANGE ACT


           Date of Report (Date of Earliest event reported): June 29, 1994


                             SANTA FE PACIFIC CORPORATION
                (Exact Name of Registrant as Specified in Its Charter)



                                       Delaware
                    (State or Other Jurisdiction of Incorporation)


                        1-8627                              36-3258709
               (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)






                1700 East Golf Road, Schaumburg, Illinois   60173-5860
                (Address of Principal Executive Offices)   (zip code)



                                    (708) 995-6000
                 (Registrant's Telephone Number, Including Area Code)



                                   (Not Applicable)
            (Former Name or Former Address, If Changed Since Last Report)














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                       INFORMATION TO BE INCLUDED IN THE REPORT

          Item 1.  Changes in Control of Registrant.

               (b) On June 29, 1994, Santa Fe Pacific Corporation ("SFP") and Burlington Northern Inc. ("BNI") entered into a definitive Agreement and Plan of Merger which calls for SFP to merge with and into BNI, with BNI being the surviving corporation. At the closing of the merger, each SFP share outstanding will be converted into the right to receive 0.27 of a share of BNI stock. Upon completion of the merger, BNI will change its name to Burlington Northern Santa Fe Corporation. Gerald Grinstein, BNI's chairman and chief executive officer, will be chairman of the surviving corporation. Robert D. Krebs, chairman, president and chief executive officer of SFP, will be president and chief executive officer of the surviving corporation. Two-thirds of the directors of the surviving corporation will be designated by BNI, and one-third of the directors of the surviving corporation will be designated by SFP.

               The merger has been approved by the boards of directors of SFP and BNI, but is still subject to a number of conditions, including approval by the stockholders of both BNI and SFP and approval by the Interstate Commerce Commission.

          Item 5.  Other Events.

               On June 29, 1994, the Board of Directors of the registrant declared a special dividend to holders of its Common Stock as of September 12, 1994, consisting of a distribution on a pro rata basis, of its interests in its subsidiary, Santa Fe Pacific Gold Corporation. The distribution will be effective September 30, 1994. Attached as Exhibit 99.3 is registrant's press release of June 30, 1994.

          Item 7.   Financial Statements and Exhibits.

               (c)  Exhibits:

                    See Exhibit Index included herewith at E-1.













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                                      SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SANTA FE PACIFIC CORPORATION
                                        (Registrant)


                                   By:  /s/ Thomas N. Hund
                                        -----------------------------
                                        (Signature)
                                        Thomas N. Hund
                                        Vice President and Controller


          Date:  July 11, 1994


































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                                    EXHIBIT INDEX
                                    -------------

          2 Agreement and Plan of Merger dated as of June 29, 1994, between Burlington Northern Inc. and Santa Fe Pacific Corporation.

          99.1 Letter Agreement dated June 29, 1994, regarding corporate governance issues.

          99.2 Letter Agreement dated June 29, 1994, regarding disclosure schedules.

          99.3      Press Release dated June 30, 1994.







































                                         E-1